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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report: June 5, 1007




                             WINFIELD CAPITAL CORP.
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               (Exact Name of Registrant as Specified in Charter)



    NEW YORK                      33-94322                     13-2704241
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   (State of                  (Commission File                IRS Employer
 Incorporation)                   Number)                   Identification No.



             237 MAMARONECK AVENUE, WHITE PLAINS, NEW YORK   10605
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               (Address of Principal Executive Offices)    (Zip Code



       Registrant's telephone number, including area code (914) 949-2600
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 5, 1997, the Registrant engaged the firm of Coopers & Lybrand, L.L.P. ("C&L") to replace the firm of Joel Popkin & Company, P.C. ("JP&C") as the Registrant's independent certified public accountants for the fiscal year ended March 31, 1997. JP&C's resignation became effective on the same date. The Registrant's decision to change accounting firms was authorized by the Registrant's Audit Committee of the Board of Directors and subsequently by its Board of Directors after an interview process involving several qualified accounting firms.

     Prior to their engagement, no events or consultations occurred with C&L which would require disclosure of the type specified in Item 304(a)(2) of Regulation S-K.

     There were no disagreements or differences of opinion between the Registrant and JP&C, from the inception to the termination of their engagement. JP&C will continue to provide the Registrant with accounting and other services even after its engagement as auditor ends.

     The Registrant expects to benefit from C&L's significant experience as outside independent auditors to numerous investment companies, including small business investment companies, as well as to publicly traded companies.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         (1) Letter of Joel Popkin & Company, P.C. to the Securities and Exchange Commission dated June 5, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WINFIELD CAPITAL CORP.

Dated: June 5, 1997                               By /s/ PAUL A. PERLIN
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                                                         Paul A. Perlin
                                                         Chief Executive Officer